UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2017

ISRAMCO, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12500	13-3145265
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 West Loop South Suite 750 Houston Texas 77027
 (Address of principal executive offices, including Zip Code)

713-621-3882
(Registrant's telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 19, 2017, Isramco, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were voted on by the stockholders: (i) election of six directors to hold office until the next annual meeting of the shareholders and until their respective successors shall have been duly elected and qualified, (ii) approval, by non-binding advisory vote, compensation of the Company’s executives as disclosed in the proxy statement furnished to stockholders in connection with the Annual Meeting (the “Proxy Statement”), (iii) a non-binding advisory vote on the frequency of future non-binding advisory votes to approve compensation of the Company’s executives, and (iv) the ratification of the appointment of Malone Bailey, LLP (“Malone”) as the Company’s auditors for the  Company’s fiscal year ending December 31, 2017.  Stockholders representing 1,768,320 out of a total of 2,717,648 shares of Common Stock appeared at the meeting in person or by proxy, representing a quorum for the transaction of all business to be considered at the meeting.

At the meeting, (i) Joseph From, Max Pridgeon, Nir Hasson, Haim Tsuff, Frans Sluiter, and Asaf Yarkoni were re-elected as directors, (ii) by non-binding advisory vote, the compensation of the Company’s executives, as disclosed in the Proxy Statement, was approved, (iii) by non-binding advisory vote, a majority of the Company’s stockholders elected to hold future non-binding advisory votes to approve the compensation of the Company’s executives every three years, and (iv) the appointment of Malone as the Company’s auditors for the Company’s fiscal year ending December 31, 2017 was ratified.

The final vote tallies were as follows:

1. Proposal to elect directors to serve until the 2018 Annual Meeting of Stockholders.

Name	Votes For	Votes Withheld	Broker Non-Vote
Joseph From	1,660,244	62,384	45,692
Max Pridgeon	1,663,303	59,325	45,692
Nir Hasson	1,720,616	2,012	45,692
Haim Tsuff	1,717,452	5,176	45,692
Frans Sluiter	1,720,629	1,999	45,692
Asaf Yarkoni	1,720,116	2,512	45,692

2. Proposal to approve, by non-binding advisory vote, compensation of the Company’s executives as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	Broker Non-Vote

1,719,788	2,214	626	45,692

3. Non-binding advisory vote on the frequency of future non-binding advisory votes to approve compensation of the Company’s executives.

Every 1 Year	Every 2 Years	Every 3 Years	ABSTAIN	Broker Non-Vote

66,044	599	1,655,138	847	45,692

4. Proposal to ratify the appointment of Malone as the Company’s auditors for the Company’s fiscal year ending December 31, 2017.

FOR	AGAINST	ABSTAIN	Broker Non-Vote

1,764,922	3,220	170	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAMCO, INC.

DATED: June 21, 2017	By:	/s/ Anthony K. James
Anthony K. James
General Counsel & Secretary